SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Next, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐    Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
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4.	Date Filed:

NEXT, INC.

7625 Hamilton Park Drive

Suite 12

Chattanooga, Tennessee 37341

DEAR STOCKHOLDERS:

On behalf of the Board of Directors and Management of Next, Inc. (the "Company"), I cordially invite you to the Annual Meeting of Stockholders to be held on October 24, 2006, at 10:30 a.m. at Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee 37421.

At the Annual Meeting, the stockholders will consider and vote upon the election of directors and the ratification of the appointment of the Company's independent auditors.

The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

A proxy card is enclosed, and you are urged to complete, sign and return it as soon as possible in the enclosed, postage-prepaid envelope. If you attend the Annual Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Chief Financial Officer of the Company prior to or at the time of the Annual Meeting.

Your continued support of the Company is very important. I look forward to welcoming you at the meeting.

Sincerely,

/s/ Ronald J. Metz

Ronald J. Metz

Chairman of the Board of Directors

September 29, 2006

NEXT, INC.

7625 Hamilton Park Drive

Suite 12

Chattanooga, Tennessee 37341

NOTICE OF MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 24, 2006

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Next, Inc., a Delaware corporation (the "Company"), will be held at Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee 37421, on October 24, 2006, beginning at 10:30 a.m. local time, for the following purposes:

1.

Elect Directors. To elect four (4) individuals to the Board of Directors.

2.

Ratification of Appointment of Accounting Firm. To ratify the appointment of Joseph Decosimo and Company, PLLC as independent auditors of the Company for the fiscal year ending November 30, 2006.

3.

Other Business. To transact such other or further business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement attached to this Notice.

Only stockholders of record at the close of business on September 22, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof.

All stockholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Chief Financial Officer of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ronald J. Metz

Chattanooga, Tennessee

Ronald J. Metz

September 29, 2006

Chairman of the Board of Directors

YOU ARE ENCOURAGED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT, AT YOUR EARLIEST CONVENIENCE, YOU PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

OF

NEXT, INC.

TO BE HELD ON

OCTOBER 24, 2006

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the stockholders (the "Stockholders") of Next, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of the outstanding shares of the common stock, $0.001 par value per share, of the Company (the "Common Stock") for use at the meeting of the Stockholders to be held at The Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee 37421, on Tuesday, October 24, 2006 at 10:30 a.m. local time and at any adjournment or postponement thereof (the "Annual Meeting").

The Board has fixed the close of business on September 22, 2006 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. Each share of the Common Stock entitles the holder thereof to one vote. As of September 21, 2006, there were issued and outstanding 18,382,740 shares of Common Stock.

Proxies for the Annual Meeting are hereby being solicited on behalf of the Company. In connection with the solicitation of proxies, the Board has designated Robert M. Budd as their proxy. Shares represented by all properly executed proxy cards received in time for the meeting (the "Proxy Shares") will be voted at the Annual Meeting in accordance with the directions on such proxies. If no directions are specified, the Proxy Shares will be voted (a) "FOR" the election of the four (4) persons specified as nominees for directors of the Company; (b) "FOR" the ratification of the Company's appointment of Joseph Decosimo and Company, PLLC as independent auditors; and (c) in the best judgment of the person named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. Should any director nominee named herein become unable or unwilling to serve if elected, it is intended that the Proxy Shares will be voted for the election, in his or her stead, of such other person as the Board may recommend.

You may revoke the proxy by providing written notice to the Chief Financial Officer of the Company at any time prior to the exercise of the authority granted thereby or by attending the Annual Meeting and electing to vote in person.

This Proxy Statement is dated September 29, 2006 and it and the accompanying notice and form of proxy are first being mailed to the Stockholders on or about October 2, 2006. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation will be paid by the Company.

The presence in person or by proxy of the holders of a majority of the shares of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as election inspector for the meeting. The election inspector will treat Proxy Shares that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but are not counted as for or against any proposal. In those instances where shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions ("broker non-votes"), those shares will be counted as present for quorum purposes. Broker non-votes will not be counted as votes for or against any proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Set forth below is information, as of September 21, 2006, with respect to beneficial ownership by (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each director and nominee of the Company, (c) each executive officer named in the compensation tables below and the Company's Chief Executive Officer and Chief Financial Officer, and (d) all beneficial owners, directors and executive officers of the Company as a group. Unless otherwise indicated below, to the Company's knowledge, all persons listed below have the sole voting and investment power with respect to their shares of Common Stock (except to the extent that authority is shared by spouses under applicable law) and all shares of Common Stock are held directly.

Name and Address of Beneficial Owner	Description	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock
William B. Hensley III (a) P. O. Box 684 Wabash, Indiana 46992	Director, Beneficial Owner	2,220,000	10.8%
Ronald J. Metz 2366 West Boulevard Kokomo, Indiana 46902	Chairman of the Board, Director	180,000	*
Salvatore Geraci 1400 Williams Street Chattanooga, Tennessee 37408	Director	90,000	*
Robert M. Budd 1295 Vernon Street Wabash, Indiana 46992	Director, President, Chief Executive Officer	127,500	*
Charles L. Thompson (b) 7625 Hamilton Park Drive, Suite 12 Chattanooga, Tennessee 37421	Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Beneficial Owner	1,387,500	6.8%
David C. Gleason 1295 Vernon Street Wabash, Indiana 46992	Vice President of Production of Blue Sky Graphics, Inc.	120,000	*
Dan F. Cooke (c) 6430 Cobble Lane Harrison, Tennessee 37341	Director, Beneficial Owner	3,445,500	16.8%
Bonanza Master Fund, Ltd. (d) c/o Praesideo Fund Services, Ltd. Harbour Chambers, 3rd Floor Harbour Centre P.O. Box 1348 George Town Grand Cayman, Cayman Islands British West Indies	Beneficial Owner	2,812,300	13.7%
All directors and executive officers as a group (6) persons		7,450,500	36.4%

*

Signifies less than one percent.

Notes:

(a)

Based on a holdings report on Schedule 13D filed pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), which indicates that The William B. III and Cindy S. Hensley Family Limited Partnership (the "Hensley Partnership") has sole voting and dispositive power of all of those shares. The Hensley Partnership is controlled by William B. Hensley III.

(b)

Based on an amended holdings report on Schedule 13G/A filed pursuant to the Exchange Act which indicates that Charles L. Thompson has sole voting and dispositive power of all those shares.

(c)

Based on an amended Schedule 13D filed pursuant to the Exchange Act which indicated that Mr. Cooke has sole voting and dispositive power of all of those shares.

(d)

Based on a holdings report on Schedule 13G filed pursuant to the Exchange Act which indicates that Bonanza Master Fund, Ltd. has sole voting and dispositive power of all those shares.  The same holdings report on Schedule 13G also indicates that through investment control the following entities also have sole voting and dispositive power of all those shares:  Bonanza  Capital, Ltd., Bonanza Fund Management, Inc. and Bernay Box, whose address is 300 Cresent Court, Suite 1740, Dallas Texas 75201.

(e)

All calculations include currently outstanding shares of stock as well as all options and warrants.

PROPOSALS

I.

ELECTION OF DIRECTORS

The Board has named Robert M. Budd, Salvatore Geraci, Ronald J. Metz and Dan F. Cooke to stand for election as directors at the Annual Meeting. Should anyone or more of these nominees become unable to serve for any reason, or choose not to serve, the Board may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or by resolution provide for a lesser number of directors. Each director elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. Directors will be elected by a plurality of the votes cast at the annual meeting at which a quorum is present.

NOMINEES

Set forth below with respect to the directors and nominees for director of the Company is information regarding their business experience during the past five years and other information. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THESE NOMINEES AS DIRECTORS OF THE COMPANY.

Name	Age	Principal Occupation
Ronald J. Metz	47

Mr. Metz has been a director of the Company since February of 2002 and Chairman of the Board since November 2003. Since 1987, Mr. Metz is a senior partner with the accounting firm of Bucheri McCarty & Metz LLP.

Robert M. Budd	50

Mr. Budd has been the Company’s President and Chief Executive Officer since November 16, 2005. He spent the last six years as founding partner of TBA Management Services, a consulting firm specializing in management advisory services. While with TBA, he worked with both public and private companies, fulfilling the roles of both chief executive officer and chief operating officer.

Salvatore Geraci	59

Mr. Geraci has been a director of the Company since February 2002. Since 1997, Mr. Geraci has been a principal of Evergreen Management, Inc., a provider of tax, estate, retirement and investment planning. Mr. Geraci also serves as an adjunct professor of accounting and finance at the University of Tennessee at Chattanooga.

Dan F. Cooke	58

Mr. Cooke served as the Chairman of the Board of the Company between February 2002 and November 2003, and  he has served as a director of the Company since November of 2005. Between 1989 and 1997 respectively and 2001, Mr. Cooke was a principal owner and executive officer of Blue Sky Graphics, Inc. and Next Marketing, Inc. Since January 2004, Mr. Cooke as served as a consultant to the Company for acquisitions and financings.

II.

RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF INDEPENDENT ACCOUNTANTS

The Company's Audit Committee has appointed Joseph Decosimo and Company PLLC (“Decosimo”) as the independent certified public auditors for the Company and its subsidiaries for the fiscal year ending November 30, 2006. Decosimo has served as independent auditor for the Company since November, 2005.  Decosimo has advised the Company that neither Decosimo nor any of its partners have any direct or material interest in the Company and its subsidiaries except as auditors and independent certified public accountants of the Company and its subsidiaries.

A representative of Decosimo will be present at the Annual Meeting and will be given the opportunity to make a statement on behalf of Decosimo if he so desires. The Decosimo representative will also be available to respond to appropriate questions from the Stockholders.

The affirmative vote of the holders of shares of Common Stock representing a majority of the votes represented at the Stockholder's Meeting, at which a quorum is present, is required to ratify the appointment of Decosimo as independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF JOSEPH DECOSIMO AND COMPANY, LLC  AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2006.

EXECUTIVE COMPENSATION

Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information regarding the compensation and benefits provided to its Chief Executive Officer and other executive officers, including the four other most highly compensated members of management who receive more than $100,000 in annual compensation (the "Executive Management"). The disclosure requirements for the Executive Managemenr include the use of tables.

Summary Compensation Table.

The following table sets forth certain information concerning compensation paid or accrued to our executive officers and other highly compensated management for services rendered to the Company during the fiscal years ended November 30, 2004 and 2005.

	Annual Compensation				Long Term Compensation
				Awards			Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Comp ($) (1)	Restricted Stock Awards ($)	Securities Underlying Options/SARs	LTIP Payout ($)	All Other Comp. ($)
Robert Budd, President & CEO	2004 2005	— $ 6,250	— —	— —	— —	— 100,000	— —	— —
William B. Hensley III, CEO, President, COO	2004 2005	$ 90,000 $ 90,000	— —	$ 9,000 $ 9,000	— —	— —	— —	— —
Charles L. Thompson, EVP & CFO	2004 2005	$ 106,661 $ 108,333	— —	$ 12,000 $ 12,000	— —	— 337,500	— —	— —
David Gleason, EVP Operations	2004 2005	$ 110,000 $ 115,000	$ 2,500 —	$ 9,000 $ 9,000	— —	— 20,000	— —	— —
Stanley Howard, VP Sales	2004 2005	$ 100,000 $ 100,000	— —	$ 8,400 $ 8,400	— —	— —	— —	— —
Mark Scyphers, Choice Int’l Exec.	2004 2005	$ 9,167 $ 110,000	— —	$ 650 $ 7,800	— —	— —	— —	— —
Bill Steele, Choice Int’l Exec.	2004 2005	$ 9,167 $ 110,000	— —	$ 650 $ 7,800	— —	— —	— —	— —

(1)

Automobile allowance

Option/SAR Grants in 2005

Name	Number of Securities Underlying Options/SAR’s Granted (#)	% of Total Options/SAR’s Granted to Employees In Fiscal Year	Exercise or Base Price ($/share)	Expiration Date
Robert Budd	100,000	9.6%	$0.85	11/30/2015
Charles L. Thompson	50,000	4.8%	$1.50	12/17/2009
Charles L. Thompson	287,500	27.7%	$0.85	11/30/2015
Dan F. Cooke	287,500	27.7%	$0.85	11/30/2015

Equity Compensation Plan Information.

The following table represents all stock options that have been issued by the Company as of September 21, 2006:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plan approved by security holders:	1,404,500	$0.79	180,500

Total:	1,404,500	$0.79	180,500

The table represents options issued pursuant to the 2001 Stock Option Plan (the "Plan") of the Company's predecessor. The Plan and all options granted thereunder have been assumed by the Company. Pursuant to the terms of the Plan, any previously granted options to acquire shares of common stock of the Company's predecessor were replaced with options to acquire shares of the Company's Common Stock.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Meetings of the Board of Directors

The Board held one meeting and acted by unanimous written consents ten times during the fiscal year ended November 30, 2005. All directors of the Company attended the meeting held by the Board of Directors of the Company during the fiscal year.  The Board established an audit committee and a compensation committee on March 4, 2003, at which time an audit committee charter and a compensation committee charter were adopted by the Board.  The Audit Committee’s members are Ronald J. Metz and Salvatore Geraci.  The Compensation Committee’s members are Dan F. Cooke and Ronald J. Metz.

The Board is comprised of three non-employee directors: William B. Hensley III, Salvatore Geraci and Ronald J. Metz.  All three directors are "independent directors," as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Board has determined that Mr. Geraci qualifies as an "audit committee financial expert" as defined by Item 401 (e) of Regulation S-B.

Compensation of Directors

As compensation for their services as members of the Board, the Company issued the independent board members stock options to purchase an aggregate of 60,000 shares of Common Stock at an exercise price of $.20 per share in March 2003.  The Company issued to the independent directors an aggregate of 135,000 shares of Common Stock at an exercise price of $1.07 in December 2003, and 90,000 shares at an exercise price of $1.50 in December 2004. 60,000 shares became exercisable on December 19, 2003, and 225,000 become exercisable on November 30, 2005. These options expire five years from the date they become exercisable.  As of September 21, 2006, no options have been exercised.  The independent directors are also paid a directors fee of $1,250 per quarter (or $5,000 per year). The Board has determined that three directors are independent under the requirements of Rule 10A-3 under the Securities Exchange Act of 1934. The Board members who were executives of the Company receive no additional compensation in excess of their management remuneration.

Communications with Directors

Stockholders are encouraged to communicate with directors either in person or in writing at any time.  Communications are not screened and written communications are passed on to the Board for their review and consideration.  Written communications should be sent to the Company at 7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37341

Audit Report

The following Audit Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Audit Report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Audit Committee received from Joseph Decosimo & Company PLLC (“Decosimo”) written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors' independence, and discussed this information with Decosimo.  The Audit Committee also reviewed and discussed with management and with Decosimo the quality and adequacy of the Company's internal controls.  The Audit Committee also reviewed with Decosimo and financial management of the Company the audit plans, audit scope and audit procedures.  The discussions with Decosimo also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended.  The Audit Committee has also considered, and concluded, that the provision of services by Decosimo described under the captions “Financial Information System Design and Implementation Fees” and “All Other Fees” are compatible with maintaining the independence of T&B.

The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended November 30, 2005 and discussed the audited financial statements with management and with Decosimo.  Based on all of the foregoing reviews and discussions with management and Decosimo, the Audit Committee recommended included the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended November 30, 2005.

The Board has engaged Joseph Decosimo and Company, PLLC to serve as the Company's auditors for fiscal 2006. Representatives of Decosimo will be present at the meeting. They will be given the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Committee Charter

The Board has approved and adopted an Audit Committee Charter, which was attached as Exhibit B to the Company’s 2004 proxy statement.  In accordance with the Audit Committee Charter, the Audit Committee oversees the accounting, auditing and financial reporting processes of the Company.  Prior to the release of quarterly reports in fiscal year 2006, the Audit Committee or a member of the Audit Committee also reviewed and discussed the interim financial information contained therein with Decosimo.

Audit Fees

The following table presents fees for professional audit services. Fees for the 2004 period, $89,046, relate to Tauber & Balser, P.C. for services rendered. The Company changed auditors in July 2005, therefore cost of $14,290 relates to Tauber & Balser, P.C., and $65,419 to Joseph Decosimo and Company, PLLC for a total cost of $76,709 for the 2005 period.

Services	Fiscal Year	Amount
Audit Fees (1):	2004 2005	$ 69,977 $ 71,546
Audit Related Fees (2):	2004 2005	$ 12,879 $ 5,163
Tax Fees (3):	2004 2005	$ 0 $ 0
All Other Fees (4):	2004 2005	$ 6,190 $ 0

(1)

Audit fees consist of services rendered for the audit of the annual financial statements, including required quarterly reviews, statutory and regulatory filings or engagements and services that generally only the auditor can reasonably be expected to provide.

(2)

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements or that are traditionally performed by the independent auditor.

(3)

Tax fees are for professional services rendered for tax compliance, tax advice and tax planning.

(4)

All other fees are for services other than those in the previous categories such as permitted corporate finance assistance and permitted advisory services.

The Audit Committee’s pre-approval policies and procedures related to products and services provided by its principal accountants are set forth in the Company’s Audit Committee Charter.  In fiscal years 2004 and 2005, the Audit Fees, Audit Related Fees, Tax Fees and All Other Fees were pre-approved by the Audit Committee and the Board.

The foregoing report is submitted by:

Salvatore Geraci

Compensation Committee Report

During fiscal year 2005, the Compensation Committee reviewed and approved the hiring of Robert M. Budd as Chief Executive Officer as well as grants of stock options for 800,000 shares of Common Stock issued to employees and directors at $0.85.  These options were vested immediately and have a ten year term.

The foregoing report is submitted by:

Ronald J. Metz

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 20, 2005, the Company entered into subordinated loan agreements with Next Investors, LLC for $500,000. Next Investors, LLC is comprised of members of management and members of the Company’s board of directors, those individuals being William B. Hensley, III, former Chief Executive Officer and current director, Charles L. Thompson, Chief Financial Officer, and Dan F. Cooke, director. The purpose of this loan was to provide working capital to be repaid out of future cash flows. The loan has a 8.5% interest rate and maturity date of November 30, 2009.  Additionally, at year-end the Company had a note receivable from Mr. Hensley in the amount of $510,000.  That note was subsequently satisfied in January 2006 by the return of 500,000 shares of the Company’s common stock.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Under federal securities laws, the Company's directors, executive officers and holders of 10% or more of shares of Common Stock are required to report, within specified monthly due dates, their initial ownership of the Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year.

Stockholder Proposals for the 2007 Annual Meeting

Proposals of Stockholders of the Company intended to be presented at the 2007 Annual Meeting of Stockholders must be received by the Company at its principal executive offices in accordance with the procedures set forth in the Company’s bylaws. Proposals received in accordance with the procedures set forth in the Company’s bylaws will be included in the Company's Proxy Statement and Proxy relating to the 2007 Annual Meeting of Stockholders.  Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.

Available Information

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Stockholders may inspect and copy such reports, proxy statements and other information at the Public Reference Section of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Stockholders may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the SEC, Washington, D.C., at prescribed rates. The SEC maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the SEC through the EDGAR system.

Annual Report on Form 10-KSB

A copy of the Company's Annual Report on Form 10-KSB is being mailed with this proxy statement to each stockholder of record.

 ANNUAL MEETING OF STOCKHOLDERS OF

NEXT, INC.
OCTOBER 24, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 1 THROUGH 2 ..  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.

To elect the four (4) nominees listed below, each to serve as directors of the Company for a one-year term, expiring at the 2007 Annual Meeting of Stockholders, or until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

NOMINEES:

□ FOR ALL NOMINEES

□ WITHHOLD AUTHORITY

○ Salvatore Geraci

FOR ALL NOMINEES

○ Robert M. Budd

□ FOR ALL EXCEPT

○ Ronald J. Metz

   (See instructions below)

○ Dan F. Cooke

INSTRUCTION:

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

2. To ratify the appointment of Joseph Decosimo and Company, PLLC as independent auditors for the fiscal year ending November 30, 2006.	FOR AGAINST ABSTAIN □ □ □

Discretionary authority is hereby conferred as to all other matters which may come before the Meeting.

This proxy will be voted as directed, but if direction to the contrary is not indicated, it will be voted FOR the proposal.

PLEASE RETURN THIS PROXY TO REACH THE COMPANY NO LATER THAN OCTOBER 23, 2006.

Signature of Stockholder ____________________________  Date:____________  Signature of Stockholder______________________  Date:______________

NOTE:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

NEXT, INC.

PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 24, 2006

The undersigned stockholder of Next, Inc. (the “Company”) hereby appoints Robert M. Budd as proxy, with full power of substitution, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at The Hilton Garden Inn located at 2342 Shallowford Village Drive, Chattanooga, Tennessee  37421 on Tuesday, October 24, 2006, at 10:30 a.m. local time, and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)